                                                    Registration No. 333-_____

    As filed with the Securities and Exchange Commission on November 22, 1999
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        --------------------------------

                             METASOLV SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                         75-2436509
   (State or other Jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                       Identification Number)

      5560 TENNYSON PARKWAY                                 (972) 403-8300
        PLANO, TEXAS 75024                          (Telephone number, including
 (Address, including zip code, of                  area code, of registrant's
registrant's principal executive offices)         principal executive offices)



                             METASOLV SOFTWARE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                              MR. GLENN ETHERINGTON
                             CHIEF FINANCIAL OFFICER
                             METASOLV SOFTWARE, INC.
                              5560 TENNYSON PARKWAY
                               PLANO, TEXAS 75024
                                 (972) 403-8300
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
Title of each                  Amount to be         Proposed maximum       Proposed maximum           Amount of
class of securities            registered(2)       offering price per     aggregate offering     registration fee(3)
to be registered(1)                                     share(3)               price(3)
----------------------------------------------------------------------------------------------------------------------
Common Stock, par value           600,000                $44.25               $26,550,000              $7,381
$.005 per share
----------------------------------------------------------------------------------------------------------------------


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(3) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the NASDAQ National Market on November 18, 1999.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which have heretofore been filed by MetaSolv Software, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"), are incorporated by reference in this Registration Statement, except to the extent that any statement or information therein is modified, superseded or replaced by a statement or information contained in any other subsequently filed document incorporated herein by reference:

     i. the Company's prospectus dated November 17, 1999, to be filed pursuant to Rule 424(b) of the Securities Act of 1933, included as part of the Company's Registration Statement on Form S-1 (File No. 333-86937); and

    ii. the description of the Company's Common Stock, $.005 par value per share, contained in the Company's Registration Statement on Form 8-A filed on November 16, 1999, including any amendment or report filed for the purpose of updating such description.

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company has entered into indemnification agreements with each of its directors and executive officers. The form of indemnity agreement provides that the Company will indemnify against any and all expenses of the director or executive officer who incurred such expenses because of his or her status as a director or executive officer, to the fullest extent permitted by Delaware law, the Company's certificate of incorporation and its bylaws.

     The Company's certificate of incorporation and bylaws contain certain provisions relating to the limitation of liability and indemnification of directors and officers. The certificate of incorporation provides that the Company's directors shall not be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability

     - for any breach of the director's duty of loyalty to the Company or its stockholders;

     - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

     - in respect of certain unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

     - for any transaction from which the director derives any improper personal benefit.

     The certificate of incorporation also provides that if the Delaware General Corporation Law is amended after the approval by the Company's stockholders of the certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the Company's directors shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law. The foregoing provisions of the certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Company's bylaws provide that

     - the Company is required to indemnify its directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law;

     - the Company may, in its discretion, indemnify other officers, employees and agents as provided by the Delaware General Corporation Law;

     - to the fullest extent permitted by the Delaware General Corporation Law, the Company is required to advance all expenses incurred by its directors and executive officers in connection with a legal proceeding (subject to certain exceptions);

     -     the rights conferred in the bylaws are not exclusive;

     - the Company is authorized to enter into indemnification agreements with its directors, officers, employees and agents; and

     - the Company may not retroactively amend the bylaws provisions relating to indemnity.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

        See Exhibit Index which is incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

(a)     The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               i. To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

              ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act and each filing of the plan's annual report pursuant to
     Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to officers, directors, and controlling persons of the registrant pursuant to the registrant's certificate of incorporation or by-laws, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on the18th day of November, 1999.

                                         MetaSolv Software, Inc.




                                         By:   /s/ James P. Janicki
                                               --------------------
                                               James P. Janicki
                                               President and Chief Executive
                                               Officer

                                POWER OF ATTORNEY

     Know all men by these presents, that each person whose signature appears below constitutes and appoints James P. Janicki, Sid Sack and Glenn Etherington, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of MetaSolv Software, Inc.) to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the 18th day of November, 1999.

               Signature                                       Title                                   Date
               ---------                                       -----                                   ----
/s/ James P. Janicki                     President, Chief Executive Officer and
--------------------                     Director (Principal Executive Officer)              November 18, 1999
James P. Janicki

/s/ Glenn A. Etherington                 Chief Financial Officer (Principal
------------------------                 Financial and Accounting Officer)                   November 18, 1999
Glenn A. Etherington

/s/ David R. Semmel
-------------------
David R. Semmel                          Director                                            November 18, 1999

/s/ William N. Sick, Jr.
------------------------
William N. Sick, Jr.                     Director                                            November 18, 1999

/s/ Adam Solomon
----------------
Adam Solomon                             Director                                            November 18, 1999

/s/ John D. Thornton
--------------------
John D. Thornton                         Director                                            November 18, 1999

/s/ Barry F. Eggers
-------------------
Barry F. Eggers                          Director                                            November 18, 1999

/s/ John W. White
-----------------
John W. White                            Director                                            November 18, 1999


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on this 18th day of November, 1999.

               Signature                                       Title                                   Date
               ---------                                       -----                                   ----
/s/ James P. Janicki                     President, Chief Executive Officer and
--------------------                     Director (Principal Executive Officer)              November 18, 1999
James P. Janicki

/s/ Glenn A. Etherington                 Chief Financial Officer (Principal Financial and
------------------------                 Accounting Officer)                                 November 18, 1999
Glenn A. Etherington

/s/ David R. Semmel
-------------------
David R. Semmel                          Director                                            November 18, 1999

/s/ William N. Sick, Jr.
------------------------
William N. Sick, Jr.                     Director                                            November 18, 1999

/s/ Adam Solomon
----------------
Adam Solomon                             Director                                            November 18, 1999

/s/ John D. Thornton
--------------------
John D. Thornton                         Director                                            November 18, 1999

/s/ Barry F. Eggers
-------------------
Barry F. Eggers                          Director                                            November 18, 1999

/s/ John W. White
-----------------
John W. White                            Director                                            November 18, 1999


     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the MetaSolv Software, Inc. Employee Stock Purchase Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on the 21st day of November, 1999.

                                         MetaSolv Software, Inc.



                                         By:   /s/ James P. Janicki
                                               --------------------
                                               James P. Janicki
                                               President and Chief Executive
                                               Officer
                                               On behalf of its Plan
                                               Administrator

                                  EXHIBIT INDEX

        Exhibit
         Number                                   Description of Exhibit
        -------                                   ----------------------
          4.1             Amended and Restated Certificate of Incorporation of MetaSolv
                          Software, Inc.(1)

          4.2             Form of Amended and Restated Certificate of
                          Incorporation of MetaSolv Software, Inc. to be filed after the closing of the offering made pursuant to the Company's Registration Statement on Form S-1, filed on
                          September 10, 1999, as amended.(1)

          4.3             By-Laws of MetaSolv Software, Inc., as amended.(1)

          4.4 Investors' Rights Agreement, dated June 2, 1998, among the Company and the shareholders named therein, as amended.(1)

          4.5             Form of Amended and Restated By-Laws of MetaSolv Software, Inc. to be
                          effective upon the closing of the offering made pursuant to the
                          Company's Registration Statement on Form S-1, filed on September 10,
                          1999, as amended.(1)

          4.6             MetaSolv Software, Inc. Employee Stock Purchase Plan(2)

           5              Opinion of Sachnoff & Weaver, Ltd.

           23             Consent of KPMG  LLP

           24             Powers of Attorney (contained on the signature page hereto)


--------------------------

1 Incorporated by reference from the Company's Registration Statement on Form S-1 filed on September 10, 1999, as amended.

2 Filed as an exhibit to the Company's Registration Statement on Form S-1 filed on September 10, 1999, as amended.